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                                                                   EXHIBIT 10.32

                     SECOND AMENDMENT TO SECURITY AGREEMENT
                     --------------------------------------


     This SECOND AMENDMENT TO SECURITY AGREEMENT ("Amendment"), dated as of July 31, 1997 is between SCIENTIFIC MEASUREMENT SYSTEMS, INC., a Texas corporation ("Debtor") and WELLS FARGO HSBC TRADE BANK, N.A., a national banking association ("Secured Party").

                                   RECITALS:
                                   --------

     WHEREAS, Debtor and Secured Party have entered into that certain EXIM Guaranteed Loan Agreement dated as of June 15, 1996, as amended by EXIM Guaranteed Loan Agreement dated as of August 1, 1996, Second Amendment to EXIM Guaranteed Loan Agreement dated as of June 15, 1997 and Third Amendment to EXIM Guaranteed Loan Agreement dated as of July 31, 1997 (the "Loan Agreement").

     WHEREAS, pursuant to the Loan Agreement Debtor executed that certain Security Agreement, dated as of June 15, 1996, as amended by First Amendment to Security Agreement dated as of June 15, 1997 (the "Security Agreement").

     WHEREAS, the execution of this Amendment is a condition to Secured Party entering into the Third Amendment to EXIM Guaranteed Loan Agreement referred to above.

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are acknowledged and agreed, Debtor and Secured Party hereby agree as follows:


                                   ARTICLE I.
                                   ---------

                                   Amendments
                                   ----------

     1.   Amendment to Section 1.02(a).  Effective as of the date hereof,
          ----------------------------
Section 1.02(a) of the Security Agreement is amended to read in its entirety as follows:

(a) the obligations and indebtedness of Debtor to Secured Party evidenced by that certain promissory note in the original principal amount of $629,223.94 dated July 31, 1997, executed by Debtor and payable to the order of Secured Party, which was executed in renewal, extension and decrease of that certain promissory note in the original principal amount of $629,775.00 dated June 15, 1997, executed by Debtor and payable to the order of Secured Party, which was executed in renewal, extension and decrease of that certain promissory note in the original principal amount of $1,250,000.00 dated June 15, 1996, executed by Debtor and payable to the order of Secured Party.
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                                  ARTICLE II.
                                  ----------

                             Additional Provisions
                             ---------------------

     1.   Acknowledgment by Debtor.  Except as otherwise specified herein, the
          ------------------------
terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Debtor or any third party to Secured Party under any Loan Document (as defined in the Loan Agreement).

     2.   Additional Documentation.  From time to time, Debtor shall execute or
          ------------------------
procure and deliver to Secured Party such other and further documents and instruments evidencing, securing or pertaining to the Security Agreement or the other Loan Documents as shall be reasonably requested by Secured Party so as to evidence or effect the terms and provisions hereof.

     3.   Continued Effectiveness.  Except as expressly modified by the terms
          -----------------------
and provisions hereof, each of the terms and provisions of the Security Agreement and the other Loan Documents are hereby ratified and confirmed, and shall remain in full force and effect. The liens and security interests created by the Security Agreement remain in full force and effect.

     4.   Governing Law.  THE TERMS AND PROVISIONS HEREOF SHALL BE GOVERNED BY
          -------------
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     5.   Binding Agreement.  This Amendment shall be binding upon the heirs,
          -----------------
executors, administrators, personal representatives, successors and assigns of the parties hereto.

     6.   Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts, each of which shall be deemed an original and all of which together shall be construed as one and the same instrument.

     7.   No Oral Agreements.  This Amendment, the Loan Agreement and the other
          ------------------
Loan Documents embody the final, entire agreement among the parties hereto. There are no oral agreements among the parties hereto.

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

     EXECUTED as of the date first above written.


                              DEBTOR:
                              ------

                              SCIENTIFIC MEASUREMENT SYSTEMS, INC.


                              By:
                                 ---------------------------------
                                    Howard Burris
                                    Chief Executive Officer



                              SECURED PARTY:
                              -------------

                              WELLS FARGO HSBC TRADE BANK, N.A.


                              By:
                                 ---------------------------------
                                    Andrew Moy
                                    Assistant Vice President

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